                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      February 17, 2000


                       NEW ENGLAND PENSION PROPERTIES V;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


            0-17808                                   04-2940131
    (Commission File Number)               (IRS Employer Identification No.)


    225 Franklin Street, 25th Floor
              Boston, MA                                     02110
(Address of principal executive offices)                   (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On February 17, 2000, New England Pension Properties V; A Real Estate Limited Partnership (the "Partnership") sold its property located at Locbury Drive, Germantown, Maryland. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $2,220,000. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The Partnership received net proceeds of approximately $2,119,000 and recognized a gain of approximately $561,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of September 30, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the nine month period ended September 30, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 29, 2000                NEW ENGLAND PENSION PROPERTIES V;
                                        A REAL ESTATE LIMITED PARTNERSHIP
                                                 (Registrant)



                                        By:  Fifth Copley Corp.,
                                             Managing General Partner


                                        By: /s/ Alison Husid Cutler
                                        ---------------------------------
                                        Name:   Alison Husid Cutler
                                        Title:  President, Chief Executive
                                        Officer and Director

New England  Pension Properties V                                      EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
September 30, 1999
Unaudited

                                                                          Pro Forma                September 30, 1999
                                               September 30, 1999         Adjustment                   Pro Forma
                                               ------------------         ----------                   ---------
ASSETS

Property, net ..............................     $  8,887,268            $          0                $  8,887,268
Joint Venture held for disposition, net ....        4,938,566                       0                $  4,938,566

Property held for disposition, net .........        1,491,742              (1,491,742)(a)            $          0

Cash and cash equivalents ..................        6,161,741               2,119,005 (a)               8,280,746

                                                 ------------            ------------                ------------
                                                 $ 21,479,317            $    627,263                $ 22,106,580
                                                 ============            ============                ============


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable ...........................     $    132,775                       0                $    132,775
Accrued management fee .....................           23,617                       0                      23,617
Deferred management and disposition fees....        1,731,932                  66,600 (b)               1,798,532
                                                 ------------            ------------                ------------
Total liabilities ..........................        1,888,324                  66,600                   1,954,924
                                                 ------------            ------------                ------------

Partners' capital (deficit):
      Limited partners ($367 per unit;
        160,000 units authorized, 82,228
        units issued and outstanding) ......       19,611,434                 555,056 (a)              20,166,490
      General partners .....................          (20,441)                  5,607 (a)                 (14,834)
                                                 ------------            ------------                ------------

Total partners' capital ....................       19,590,993                 560,663                  20,151,656
                                                 ------------            ------------                ------------
                                                 $ 21,479,317            $    627,263                $ 22,106,580
                                                 ============            ============                ============

New England  Pension Properties V                                      EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1998
Unaudited

                                                                            Pro Forma               December 31, 1998
                                            December 31, 1998              Adjustment                  Pro Forma
                                            -----------------              ----------                  ---------
Investment Activity

Property rentals ...........................      $ 4,103,360                       0               $   4,103,360
Interest income on loan to ground lessor ...          142,492                       0                     142,492
Property operating expenses ................         (949,126)                 22,217 (c)                (926,909)
Ground rent expense ........................         (390,000)                      0                    (390,000)
Depreciation and amortization ..............       (1,003,722)                      0                  (1,003,722)
                                                  -----------             -----------               -------------
                                                    1,903,004                  22,217                   1,925,221

Equity in joint venture earnings ...........          440,440                       0                     440,440
                                                  -----------             -----------               -------------


     Total real estate activity ............        2,343,444                  22,217                   2,365,661

Interest on cash equivalents and
  short term investments ...................          488,461                       0                     488,461
                                                  -----------             -----------               -------------

     Total investment activity .............        2,831,905                  22,217                   2,854,122


Portfolio Expenses

Management fee .............................          401,138                       0                     401,138
General and administrative .................          255,287                  (3,500)(f)                 251,787
                                                  -----------             -----------               -------------
                                                      656,425                  (3,500)                    652,925
                                                  -----------             -----------               -------------

Net income .................................      $ 2,175,480             $    25,717               $   2,201,197
                                                  ===========             ===========               =============

Net income per weighted average
  limited partnership unit .................      $     26.17             $      0.31 (d)           $       26.48
                                                  ===========             ===========               =============

Weighted average number of limited
  partnership units outstanding during
  the year .................................           82,309                  82,309                      82,309
                                                  ===========             ===========               =============

New England  Pension Properties V                                      EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
September 30, 1999
Unaudited

                                                                           Pro Forma             September 30, 1999
                                                September 30, 1999         Adjustment                  Pro Forma
                                                ------------------         ----------                  ---------
Investment Activity

Property rentals .......................          $ 2,183,952                       0                 $ 2,183,952
Interest income on loan to ground lessor          $   101,365                       0                     101,365
Property operating expenses ............             (715,773)                 19,794 (e)                (695,979)
Ground rent expense ....................             (292,500)                      0                    (292,500)
Depreciation and amortization ..........             (616,180)                      0                    (616,180)
                                                  -----------             -----------                 -----------
                                                      660,864                  19,794                     680,658

Joint venture earnings .................              403,528                       0                     403,528

Gain on sale of properties .............            3,475,077                       0                   3,475,077
                                                  -----------             -----------                 -----------

     Total real estate operations ......            4,539,469                  19,794                   4,559,263

Interest on cash equivalents and
  short term investments ...............              316,967                       0                     316,967
                                                  -----------             -----------                 -----------

     Total investment activity .........            4,856,436                  19,794                   4,876,230


Portfolio Expenses

Management fee .........................              329,405                       0                     329,405
General and administrative .............              199,019                       0                     199,019
                                                  -----------             -----------                 -----------
                                                      528,424                       0                     528,424
                                                  -----------             -----------                 -----------

Net income .............................          $ 4,328,012             $    19,794                 $ 4,347,806
                                                  ===========             ===========                 ===========

Net income per limited
  partnership unit......................          $     52.11             $      0.24 (d)             $     52.35
                                                  ===========             ===========                 ===========


Number of limited partnership units
  outstanding during the period ........               82,228                  82,228                      82,228
                                                  ===========             ===========                 ===========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income per limited partnership unit after the removal of operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.